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                                                                    EXHIBIT 10.5

                                                                         ANNEX A

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE COMPANY (AS DEFINED HEREIN) THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS. THIS NOTE IS NON-NEGOTIABLE AND NON-TRANSFERABLE AND NO INTEREST SHALL BE PAID EXCEPT TO THE PAYEE NAMED HEREIN EXCEPT AS OTHERWISE NOTED HEREIN. THIS NOTE IS SECURED PURSUANT TO THE TERMS OF THE SECURITY AGREEMENT OF EVEN DATE HEREOF.




                             INNOVATIVE GAMING, INC.

                     12% SECURED CONVERTIBLE PROMISSORY NOTE

                                                                    Reno, Nevada
$[                 ]                                                June 1, 1999

FOR VALUE RECEIVED, Innovative Gaming, Inc., a Nevada corporation (the "Company"), promises to pay to [ ] ("Holder"), in lawful money of the United States of America, the principal sum of [ ] DOLLARS ($[ ]), together with interest in arrears on the unpaid principal balance at a rate equal to TWELVE PERCENT (12%) per annum, in the manner provided below. Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

This Note is secured in accordance with and pursuant to that Security Agreement dated on even date herewith and attached hereto as Annex A (the "Security Agreement").

1.       PAYMENTS.

         1.1 PRINCIPAL AND INTEREST. The principal amount of this Note shall be due and payable on June 1, 2002 (the "Maturity Date"). Interest on the unpaid principal balance of this Note shall be due and payable quarterly in cash on the fifteenth (15th) day of March, June, September and December of each year, commencing September 15,1999 until said principal amount of the Note is paid in full or upon conversion of the Note in accordance with Section 5 hereof.

         1.2 MANNER OF PAYMENT. All payments of principal and interest on this Note shall be made by check with [ ] or at such other place in the United States of America as Holder shall designate to the Company in



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writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall not be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Nevada.

        1.3 PREPAYMENT. At any time after June 1, 2000, the Company may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by the accrued interest on the amount of principal prepaid calculated to the date of such prepayment. The Company shall provide Holder with not less than forty-five (45) days written notice prior to such prepayment. In the event a transaction described in Section 6.3 hereof is contemplated prior to or contemporaneous with prepayment, said written notice shall include the information specified in the notice made pursuant to Section
6.3 hereof.


2.       DEFAULT.

         2.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events with respect to Company shall constitute an event of default hereunder ("Event of Default"):

                  (a) If Company shall fail to pay when due any payment of principal or interest on this Note and such failure continues for thirty (30) days after the Holder notifies the Company thereof in writing.

                  (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), the Company shall
         (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                  (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the Company or substantially all of the Company's properties, or (iii) orders the liquidation of the Company, and in each case the order or decree is not dismissed within 90 days.

         2.2 NOTICE BY THE COMPANY. The Company shall notify Holder in writing within five days after the occurrence of any Event of Default of which the Company acquires knowledge.

         2.3 REMEDIES. Upon the occurrence of an Event of Default hereunder (unless all Events of Defaults have been cured or waived by Holder), Holder may (subject to the provisions of Section 3), at its option, (i) by written notice to the Company, declare the entire unpaid principal

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balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from the Company all sums due under this Note. The Company shall pay all reasonable costs and expenses incurred by or on behalf of Holder in connection with Holder's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.


3.       TRANSFERABILITY.

         3.1 Except as otherwise provided in 7.5 below, Holder is prohibited from transferring its right, title and interest in this Note.


4.       CONVERSION.

         4.1 HOLDER CONVERSION. At any time after June 1, 2000 and subject to
Section 4.2, the Holder shall have the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 4.3 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock (the "Common Stock") of Innovative Gaming Corporation of America, a Minnesota corporation and beneficially owner of 100% of the Company's issued and outstanding capital stock ("IGCA"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the outstanding principal amount of the Note to be converted together with all accrued interest thereon to the date of conversion by $1.50 (the "Conversion Price").

         4.2 CONVERSION LIMITATION. No amount of principal or accrued but unpaid interest under this Note shall be convertible into Common Stock of IGCA if the sum of 1) the number of Common Stock beneficially owned by the Holder (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unconverted portion of the principal amount of, and interest on, the Note); and 2) the number of shares of Common Stock issuable upon conversion of the Note would result in beneficial ownership by the Holder of more than 4.9% of IGCA's issued and outstanding Common Stock.

         4.3      CONVERSION PROCEDURE.

                  (a) NOTICE OF CONVERSION PURSUANT TO SECTION 4.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail in the form attached hereto as Exhibit A (the "Holder Conversion Notice") to the Company at its principal corporate office, of the election to convert all or a portion of this Note pursuant to Section 4.1. If this Note is converted in part only, the Company shall execute and deliver a new note to the Holder thereof in the principal amount equal to the portion of this Note not so converted.


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                  (b) MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of this Note pursuant to Section 4.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, IGCA shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Agreement and applicable state and federal securities laws in the opinion of counsel to IGCA), together with a new note for the principal amount of the Note that was not converted. Upon conversion of all or a portion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, to the extent of the principal amount so converted.

5.       ANTI-DILUTION ADJUSTMENTS.

         5.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event IGCA should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

         5.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock through a reverse stock split, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

         5.3 ADJUST FOR REORGANIZATION, RECLASSIFICATION, MERGER AND SALE. If any capital reorganization or reclassification of the capital stock of IGCA, or consolidation or merger of IGCA with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of IGCA's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to convert and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of the Common Stock of IGCA immediately theretofore convertible and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder as if it had exercised

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this Note and had received such shares of common stock prior to such reorganization, reclassification, consolidation, merger or sale. IGCA shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than IGCA) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered Holder of this Note at the last address of such Holder appearing on the books of IGCA, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to convert.

         5.4 OTHER ADJUSTMENT. If IGCA takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections
5.1 through 5.3, but which should result in an adjustment in the Conversion Price and/or the number of shares subject to this Note in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by IGCA Company.

         5.5 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. IGCA shall at all times reserve and keep available out of its authorized but unissued shares of Common solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, IGCA will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

6.       REGISTRATION RIGHTS.

         6.1 PIGGY BACK REGISTRATION RIGHTS. If, at any time after June 1, 2000 and prior to the Maturity Date, IGCA shall propose to file any registration statement under the Securities Act of 1933, as amended, covering a public offering IGCA's Common Stock and permitting the inclusion of shares of selling shareholders, it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the registration statement (to the extent permitted by applicable regulation) the Common Stock issued by the Holder upon conversion of the Note to the extent requested by the Holder hereof. Notwithstanding the foregoing, the number of shares of the Common Stock proposed to be registered shall thereby be reduced pro rata (other than IGCA) upon the request of the managing underwriter of such offering subject to the prior rights of any other selling shareholders that give it first priority in any such registration. If the registration statement or offering statement filed pursuant to such forty-five (45) day notice has not become effective within six months following the date such notice is given to the holder hereof, IGCA must again notify such holder in the manner provided above.

         6.2 DEMAND REGISTRATION RIGHTS. On a one-time basis only, during the two- year period commencing one year after the date of this Note, upon request by the Holder of this Note, and of any Conversion Shares, IGCA will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the holders may reasonably request, such number

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of Conversion Shares issued and to be issued upon conversion of the Notes requested by such holders in their request to IGCA. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this section for such period as may be reasonably necessary for such Holder or Holders of such Notes and/or such Conversion Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

         6.3 REGISTRATION EXPENSES AND COOPERATION. All expenses of any such registrations referred to in this Section 7, except the fees of counsel to such holders and underwriting commissions or discounts, shall be borne by IGCA. The Holder agrees to cooperate with IGCA in the preparation and filing of any such registration statement or offering statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by IGCA to establish that the proposed sale is exempt under the Act as to any proposed distribution.

7.       MISCELLANEOUS.

         7.1 WAIVER. The rights and remedies of Holder under this Note shall be cumulative and not alternative. No waiver by Holder of any right or remedy under this Note shall be effective unless in a writing signed by Holder. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holder will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Holder arising out of this Note can be discharged by Holder, in whole or in part by a waiver or renunciation of the claim or right unless in a writing, signed by Holder; (b) no waiver that may be given by Holder will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on the Company will be deemed to be a waiver of any obligation of the Company or of the right of Holder to take further action without notice or demand as provided in this Note. The Company hereby waives presentment, demand, protest and notice of dishonor and protest.

         7.2 NOTICES. Any notice required or permitted to be given hereunder shall be given by the Company to the Holder or the Holder to the Company in accordance with the Agreement.

         7.3 SEVERABILITY. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         7.4 GOVERNING LAW. This Note will be governed by the laws of the State of Nevada without regard to conflicts of laws principles.

         7.5 PARTIES IN INTEREST. This Note shall bind the Company and its successors and assigns. This Note shall not be assigned by Holder without the express prior written consent the Company, except as follows:


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                  (a)      by will or in default thereof by operation of law;

                  (b) by gift to the Holder's spouse, children, grandchildren or parents or a trust for the benefit of such persons;

                  (c) by gift to any other third party but only with the express written consent of the Company, which consent shall not be unreasonably withheld; and

                  (d) to a revocable trust created by the Holder, of which the Holder is the primary beneficiary during his lifetime.

         7.6 SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.

                              INNOVATIVE GAMING, INC.

                                 By:
                                    ------------------------------

                                 Title:
                                       ----------------------------

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                                                                       EXHIBIT A


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

                   (To Be Signed Only Upon Conversion of Note)


TO INNOVATIVE GAMING CORPORATION OF AMERICA

         The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of INNOVATIVE GAMING
CORPORATION OF AMERICA, to the extent of $      of the unpaid principal amount
of such Note, and requests that the certificates for such shares be issued in
the name of, and delivered to,                whose address is
                                . The undersigned, the holder of the foregoing
Note, hereby represents and warrants to INNOVATIVE GAMING CORPORATION OF AMERICA that it is in compliance with the Conversion Limitation of Section 4.2 of the Note.


Dated:
       ----------------------------------



                                  ---------------------------------
                                  (Signature must conform in all respects to
                                   name of holder as specified on the face of the Note)



                                  ---------------------------------
                                             (Address)


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